Special Committee Review Concluded Today we announced the Special Committee of the PGE Board of Directors concluded its independent review of the energy trading activity that led to the losses incurred in the third quarter. The Special Committee had no constraints in its mandate to conduct an independent, top-to-bottom review and we’re grateful for its rigor. The Special Committee concluded that the trades were ill-conceived and revealed opportunities for improving our energy trading policies and practices. Additionally, the Board concluded that the actions we began taking in August to enhance oversight of energy trading and associated risk management reporting, policies and practices are consistent with the Special Committee’s recommendations and will be monitored by the Board through enhanced reporting. These actions will strengthen the Company and include:  Added expertise: We brought in additional experienced risk management personnel in Paymon Aliabadi and Steve Kleege and replaced the Power Operations general manager with a new interim leader, Dee Outama.  Strengthened trading policies: Power Operations personnel are operating under revised policies designed to prevent positions of the type that led to the losses. The improved policies place controls on the ability of personnel to enter into wholesale energy transactions to the extent that PGE does not have physical or financial delivery capability.  Enhanced risk reporting: Energy trading activity reporting has been improved to ensure greater visibility into portfolio risk.  Changed reporting structures: Energy Trading Risk Management now reports through a newly formed Risk and Compliance team. This team, which reports to me, is led by Jardon Jaramillo, and will include Mark Tursa who leads compliance and Milessa Blankinship who oversees internal audit and reports to the Audit Committee. Effective January 1, 2021, Power Operations will report to Brett Sims, our Vice President of Strategy, Regulation and Energy Supply.  Changed personnel: The individuals who previously were placed on leave are no longer with the Company. In light of the third quarter losses, our Board’s Compensation and Human Resources Committee, in consultation with the other independent directors, has determined that it would be inconsistent with our pay-for-performance philosophy for certain senior leaders to receive annual incentive compensation. To this end, I, along with two additional executive officers, will not receive any annual incentive compensation for 2020. While the completion of the Special Committee’s work is an important step forward, we remain a company committed to leading with integrity. As I said in August, this situation did not reflect who we are as an organization, and we used this as an opportunity to learn and made necessary changes to prevent this from ever happening again. Finally, there will be no impact to customer prices, as we will not pursue regulatory recovery. Exhibit 99.2

Attached is an FAQ to help address some of your questions. I am incredibly proud of how our team came together quickly to address this matter and improve risk management. Most important is earning our customers’ trust every day. Thank you for all you do, staying focused throughout this tough, but productive year on our essential work - delivering safe, reliable, affordable and clean energy.

Forward-Looking Statements Statements in this communication that relate to future plans, objectives, expectations, performance, events and the like may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements containing words such as "anticipates," "believes," "intends," "estimates," "promises," "expects," "should," "conditioned upon," and similar expressions. Investors are cautioned that any such forward- looking statements are subject to risks and uncertainties, including, without limitation: the impact of the recommendations of the Special Committee on the Company and its operations; the time and expense incurred in implementing the recommendations of the Special Committee; any reputational damage to the Company relating to the matters underlying the Special Committee's review; the outcome of various legal and regulatory proceedings; general economic and financial market conditions; severe weather conditions, wildfires, and other natural phenomena and natural disasters that could result in operational disruptions, unanticipated restoration costs, or liability for third party property damage; cyber security breaches of the Company's customer information system or operating systems, which may affect customer bills or other aspects of our operations; and widespread health emergencies or outbreaks of infectious diseases such as the novel coronavirus disease (COVID-19), which may affect our financial position, results of operations and cash flows. As a result, actual results may differ materially from those projected in the forward- looking statements. All forward-looking statements included in this communication are based on information available to the Company on the date hereof and such statements speak only as of the date hereof. The Company expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this communication, whether as a result of new information, future events, changes in assumptions or otherwise. Prospective investors should also review the risks, assumptions and uncertainties listed in the Company's most recent annual report on Form 10-K and in other documents that the Company files with the United States Securities and Exchange Commission, including management's discussion and analysis of financial condition and results of operations and the risks described therein from time to time.